SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934

                               (Amendment No. __)

Filed by the Registrant                     /X/

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Check the appropriate box:

/_/  Preliminary Proxy Statement
/_/ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
/X/  Definitive Proxy Statement
/_/  Definitive Additional Materials
/_/  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

             AllianceBernstein National Municipal Income Fund, Inc.
     -----------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

     -----------------------------------------------------------------------
                   (Name of Person(s) Filing Proxy Statement,
                          if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  No fee required

/_/  Fee computed on table below per Exchange Act Rule 14a-6(i)(1) and 0-11.

     (1) Title of each class of securities to which transaction applies:
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     (2) Aggregate number of securities to which transaction applies:
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     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
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/_/  Fee paid previously with preliminary materials.
/_/ Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

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     (4) Date Filed:

                                     [LOGO]
                               AllianceBernstein
                                  Investments

             ALLIANCEBERNSTEIN NATIONAL MUNICIPAL INCOME FUND, INC.

--------------------------------------------------------------------------------

1345 Avenue of the Americas, New York, New York 10105
Toll Free (800) 221-5672

--------------------------------------------------------------------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                                OCTOBER 26, 2007

To the Stockholders of AllianceBernstein National Municipal Income Fund, Inc.:

     Notice is hereby given that the Annual Meeting of Stockholders (the "Meeting") of AllianceBernstein National Municipal Income Fund, Inc., a Maryland corporation (the "Fund"), will be held at the offices of the Fund, 1345 Avenue of the Americas, 8th Floor, New York, New York 10105, on October 26, 2007 at 3:00 p.m., Eastern Time, for the following purposes, all of which are more fully described in the accompanying Proxy Statement dated August 31, 2007:

     1. To elect three Directors of the Fund to hold office for a term of three years and one Director of the Fund to hold office for a term of two years, each such Director to hold office until his or her successor is duly elected and qualifies; and

     2. To transact such other business as may properly come before the Meeting.

     The Board of Directors has fixed the close of business on August 24, 2007 as the record date for the determination of stockholders entitled to notice of, and to vote at, the Meeting or any postponement or adjournment thereof. The enclosed proxy is being solicited on behalf of the Board of Directors of the Fund.

                                        By Order of the Board of Directors,


                                        Marc O. Mayer
                                        President

New York, New York
August 31, 2007

--------------------------------------------------------------------------------

                             YOUR VOTE IS IMPORTANT

     Please indicate your voting instructions on the enclosed Proxy Card, sign and date it, and return it in the envelope provided, which needs no postage if mailed in the United States. Your vote is very important no matter how many shares you own. Please complete, date, sign and return your proxy promptly in order to save the Fund any additional cost of further proxy solicitation and in order for the Meeting to be held as scheduled.

--------------------------------------------------------------------------------

AllianceBernstein(R) and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.

                                 PROXY STATEMENT

             ALLIANCEBERNSTEIN NATIONAL MUNICIPAL INCOME FUND, INC.

                           1345 Avenue of the Americas
                            New York, New York 10105

                                ----------------

                         ANNUAL MEETING OF STOCKHOLDERS
                                October 26, 2007

                                ----------------

                                  INTRODUCTION

     This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Board of Directors of AllianceBernstein National Municipal Income Fund, Inc., a Maryland corporation (the "Fund"), to be voted at the Annual Meeting of Stockholders of the Fund (the "Meeting"), to be held at the offices of the Fund, 1345 Avenue of the Americas, 8th Floor, New York, New York 10105, on October 26, 2007 at 3:00 p.m., Eastern Time. The solicitation will be by mail and the cost will be borne by the Fund. The Notice of Meeting, Proxy Statement and Proxy Card are being mailed to stockholders on or about August 31, 2007.

     Any stockholder who owned shares of the Fund on Friday, August 24, 2007 (the "Record Date") is entitled to notice of, and to vote at, the Meeting and any postponement or adjournment thereof. Each share is entitled to one vote.

                                  PROPOSAL ONE
                              ELECTION OF DIRECTORS

     At the Meeting, four Directors are nominated for election, three to serve for terms of three years and one to serve for a term of two years and, in each case, until his or her successor is duly elected and qualifies. The holders of each series of the Fund's preferred stock, voting separately as a class, have the right to elect two Directors of the Fund. At the Meeting, John H. Dobkin and Michael J. Downey will stand for election by the preferred stockholders. The affirmative vote of a majority of the votes cast by the Fund's stockholders or, as the case may be, preferred stockholders, is required to elect a Director. It is the intention of the persons named in the enclosed proxy to nominate and vote in favor of the election of each of the nominees.

     Under the Charter and Amended and Restated Bylaws of the Fund (the "Bylaws"), the Board of Directors has been divided into three classes. The terms of Class One Directors will expire as of the Meeting, the terms of Class Two Directors will expire as of the annual meeting of stockholders to be held in 2008 and the terms of Class Three Directors will expire as of the annual meeting of stockholders to be held in 2009. Upon expiration of the terms of the Directors of each class as set forth above, the terms of their successors in that class will continue until the end of their terms and until their successors are duly elected and qualify.

     Under this classified Board structure, only those Directors in a single class are required to be elected at the annual meeting of stockholders. It would require two years of annual meeting elections to change a majority of the Board of Directors, although Maryland law provides that stockholders may remove Directors under certain circumstances even if they are not then standing for re-election. This classified Board structure, which may be regarded as an "anti-takeover" provision, may make it more difficult for the Fund's stockholders to change the majority of Directors of the Fund and, thus, has the effect of maintaining the continuity of management.

     Effective June 14, 2006, the Board of Directors elected Nancy P. Jacklin in Class One. In addition, effective January 1, 2007, the Board of Directors elected Earl D. Weiner in Class Three. Ms. Jacklin and Mr. Weiner will stand for election at the Meeting.

     At the Meeting, John H. Dobkin, Michael J. Downey, and Nancy P. Jacklin are standing for election in Class One and Earl D. Weiner is standing for election in Class Three. John H. Dobkin and Michael J. Downey are standing for election by the preferred stockholders only. Each nominee has consented to serve as a Director. The Board of Directors knows of no reason why any of the nominees for the Board of Directors will be unable to serve, but in the event any nominee is unable to serve or for good cause will not serve, the proxies received indicating a vote in favor of such nominee will be voted for such substitute nominee as the Board of Directors may recommend.

     Certain information concerning the Fund's Directors is set forth below.

                                                                                                Number of
                                                                                                Portfolios
                                                                                                    in
                                 Year                                                           Alliance-
                                 Term                                                           Bernstein
                                 as a                                                              Fund           Other
                               Director                                                          Complex      Directorships
Name, Address*                   Will      Years of    Principal Occupation(s)                   Overseen        Held by
   and Age                      Expire     Service**     During Past 5 Years                    by Director     Director
---------------------------------------------------------------------------------------------------------------------------------
DISINTERESTED
DIRECTORS

Chairman of the Board          Class Two      5        Investment Adviser and an Independent       111            None
William H. Foulk,              (2008)                  Consultant. He was formerly Senior
Jr.,#,##                                               Manager of Barrett Associates, Inc.,
75                                                     a registered investment adviser, with
                                                       which he had been associated since
                                                       prior to 2002. He was formerly Deputy
                                                       Comptroller and Chief Investment
                                                       Officer of the State of New York and,
                                                       prior thereto, Chief Investment
                                                       Officer of the New York Bank for
                                                       Savings.

David H. Dievler,#             Class Two      5        Independent Consultant. Until December      110            None
78                             (2008)                  1994, he was Senior Vice President of
                                                       AllianceBernstein Corporation ("AB
                                                       Corp.") (formerly Alliance Capital
                                                       Management Corporation ("ACMC"))
                                                       responsible for mutual fund
                                                       administration. Prior to joining AB
                                                       Corp. in 1984, he was Chief Financial
                                                       Officer of Eberstadt Asset Management
                                                       since 1968. Prior to that, he was a
                                                       Senior Manager at Price Waterhouse &
                                                       Co. Member of the American Institute
                                                       of Certified Public Accountants since
                                                       1953.

                                                                                                Number of
                                                                                                Portfolios
                                                                                                    in
                                 Year                                                           Alliance-
                                 Term                                                           Bernstein
                                 as a                                                              Fund           Other
                               Director                                                          Complex      Directorships
Name, Address*                   Will      Years of    Principal Occupation(s)                   Overseen        Held by
   and Age                      Expire     Service**     During Past 5 Years                    by Director     Director
---------------------------------------------------------------------------------------------------------------------------------
John H. Dobkin,#               Class One      5        Consultant. Formerly, President of Save     109            None
65                             (2010 )++               Venice, Inc. (preservation
                                                       organization) from 2001-2002, Senior
                                                       Advisor from June 1999-June 2000 and
                                                       President of Historic Hudson Valley
                                                       (historic preservation) from December
                                                       1989-May 1999. Previously, Director of
                                                       the National Academy of Design; Director
                                                       and Chairman of the Audit Committee of
                                                       AB Corp. from 1988-1992.

Michael J. Downey,#            Class One      2        Consultant since January 2004. Formerly,    109        Asia Pacific Fund,
63                             (2010)++                managing partner of Lexington Capital,                 Inc. and The Merger
                                                       LLC (investment advisory firm) from                    Fund
                                                       December 1997 until December 2003.
                                                       Prior thereto, Chairman and CEO of
                                                       Prudential Mutual Fund Management from
                                                       1987 to 1993.

                                                                                                Number of
                                                                                                Portfolios
                                                                                                    in
                                 Year                                                           Alliance-
                                 Term                                                           Bernstein
                                 as a                                                              Fund           Other
                               Director                                                          Complex      Directorships
Name, Address*                   Will      Years of    Principal Occupation(s)                   Overseen        Held by
   and Age                      Expire     Service**     During Past 5 Years                    by Director     Director
---------------------------------------------------------------------------------------------------------------------------------
D. James Guzy,#                Class Two      1        Chairman of the Board of PLX Technology     109        Intel Corporation
71                             (2008)                  (semi-conductors) and of SRC Computers                 (semi-conductors)
                                                       Inc., with which he has been                           and Cirrus Logic
                                                       associated since prior to 2002. He is                  Corporation (semi-
                                                       also President of the Arbor Company                    conductors)
                                                       (private family investments).

Nancy P. Jacklin,#             Class One      1        Formerly, U.S. Executive Director of        109            None
59                             (2010)+                 the International Monetary Fund
                                                       (December 2002-May 2006); Partner,
                                                       Clifford Chance (1992-2002); Sector
                                                       Counsel, International Banking and
                                                       Finance, and Associate General
                                                       Counsel, Citicorp (1985-1992);
                                                       Assistant General Counsel
                                                       (International), Federal Reserve Board
                                                       of Governors (1982-1985); and Attorney
                                                       Advisor, U.S. Department of the
                                                       Treasury (1973-1982). Member of the
                                                       Bar of the District of Columbia and of
                                                       New York; and member of the Council on
                                                       Foreign Relations.

                                                                                                Number of
                                                                                                Portfolios
                                                                                                    in
                                 Year                                                           Alliance-
                                 Term                                                           Bernstein
                                 as a                                                              Fund           Other
                               Director                                                          Complex      Directorships
Name, Address*                   Will      Years of    Principal Occupation(s)                   Overseen        Held by
   and Age                      Expire     Service**     During Past 5 Years                    by Director     Director
---------------------------------------------------------------------------------------------------------------------------------
Marshall C. Turner, Jr.,#      Class Three    1        Consultant. Formerly, President and         109        Xilinx, Inc. (semi-
66                             (2009)                  CEO, Toppan Photomasks, Inc. (semi-                     conductors) and MEMC
                                                       conductor manufacturing services),                     Electronic Materials,
                                                       2005-2006, and Chairman & CEO from                     Inc. (semi-conductor
                                                       2003 until 2005, when the company was                  substrates)
                                                       acquired and renamed from Dupont
                                                       Photomasks, Inc. Principal, Turner
                                                       Venture Associates (venture capital and
                                                       consulting) 1993-2003.

Earl D. Weiner,#               Class Three    8        Of Counsel, and Partner from 1976-2006,     109        None
68                             (2009)+        months   of the law firm Sullivan & Cromwell
                                                       LLP, specializing in investment
                                                       management, corporate and securities
                                                       law; member of ABA Federal Regulation
                                                       of Securities Committee Task Force on
                                                       Fund Director's Guidebook.

                                                                                                Number of
                                                                                                Portfolios
                                                                                                    in
                                 Year                                                           Alliance-
                                 Term                                                           Bernstein
                                 as a                                                              Fund           Other
                               Director                                                          Complex      Directorships
Name, Address*                   Will      Years of    Principal Occupation(s)                   Overseen        Held by
   and Age                      Expire     Service**     During Past 5 Years                    by Director     Director
---------------------------------------------------------------------------------------------------------------------------------
INTERESTED
DIRECTOR

Marc O. Mayer,***              Class Three    3        Executive Vice President of                 109        SCB Partners Inc.
1345 Avenue of the Americas,   (2009)                  AllianceBernstein L.P. (the "Adviser")                 and SCB Inc.
New York, NY 10105                                     since 2001 and Executive Managing
50                                                     Director of AllianceBernstein
                                                       Investments, Inc. ("ABI") since 2003;
                                                       prior thereto, he was head of
                                                       AllianceBernstein Institutional
                                                       Investments, a unit of the Adviser,
                                                       from 2001-2003. Prior thereto, Chief
                                                       Executive Officer of Sanford C.
                                                       Bernstein & Co., LLC (institutional
                                                       research and brokerage arm of
                                                       Bernstein & Co., LLC), and its
                                                       predecessor since prior to 2002.

----------
* The address for the Fund's disinterested Directors is AllianceBernstein L.P., c/o Philip L. Kirstein, 1345 Avenue of the Americas, New York, NY 10105.

** "Years of Service" refers to the total number of years served as a Director.

*** Mr. Mayer is an "interested person," as defined in Section 2(a)(19) of the Investment Company Act of 1940 (the "1940 Act"), of the Fund due to his position as an Executive Vice President of the Adviser.

# Member of the Audit Committee, the Governance and Nominating Committee, and the Independent Directors Committee of the Fund.

##   Member of the Fair Value Pricing Committee of the Fund.

+    If elected at the Meeting.

++ If elected at the Meeting, and if elected as a preferred stock director at the Meeting.

     The dollar range of the Fund's securities owned by each Director and the aggregate dollar range of securities owned in the AllianceBernstein Fund Complex are set forth below.

                                                           Aggregate Dollar
                                                            Range of Equity
                                                        Securities in the Funds
                                                                in the
                            Dollar Range of Equity         AllianceBernstein
                            Securities in the Fund        Fund Complex as of
                          Fund as of August 24, 2007        August 24, 2007
                          --------------------------    -----------------------

David H. Dievler                       $0                     over $100,000

John H. Dobkin                         $0                     over $100,000

Michael J. Downey                      $0                     over $100,000

William H. Foulk, Jr.          $1-$10,000                     over $100,000

D. James Guzy                          $0                   $50,001-$100,000

Nancy P. Jacklin                       $0                     over $100,000

Marshall C. Turner, Jr.                $0                     over $100,000

Earl D. Weiner                         $0                     over $100,000

Marc O. Mayer                          $0                     over $100,000

     During the Fund's fiscal year ended in 2006, the Board of Directors met 10 times. The Fund does not have a policy that requires a Director to attend the Fund's annual meeting of stockholders.

     The Fund's Board of Directors has four standing committees: an Audit Committee, a Governance and Nominating Committee, an Independent Directors Committee, and a Fair Value Pricing Committee. The members of the Committees are identified above in the table listing the Directors. The function of the Audit Committee is to assist the Board in its oversight of the Fund's financial reporting process. The members of the Audit Committee are "independent" as required by applicable listing standards of the New York Stock Exchange ("NYSE"). During the Fund's fiscal year ended in 2006, the Audit Committee met 3 times.

     The Fund's Board of Directors has adopted a charter for its Governance and Nominating Committee, a copy of which may be found on the Adviser's website, http://www.alliancebernstein.com (click on US Investors & Financial Advisors/Investor Solutions/Mutual Funds/Closed-End). Pursuant to the charter of the Governance and Nominating Committee, the Governance and Nominating Committee assists the Board in carrying out its responsibilities with respect to governance of the Fund and identifies, evaluates and selects and nominates candidates for the Board. It also may set standards or qualifications for Directors. The Governance and Nominating Committee may consider candidates as Directors submitted by current Directors, the Fund's investment adviser, Fund stockholders and other appropriate sources.

     The Governance and Nominating Committee will consider candidates submitted by a stockholder or group of stockholders who have owned at least 5% of the Fund's outstanding common stock for at least two years at the time of submission and who timely provide specified information about the candidates and the nominating stockholder or group. To be timely for consideration by the Governance and Nominating Committee, the submission, including all required information, must be submitted in writing to the attention of the Secretary at the principal executive offices of the Fund not less than 120 calendar days before the date of the proxy statement for the previous year's annual meeting of stockholders. The Committee will consider only one candidate submitted by such a stockholder or group for nomination for election at an annual meeting of stockholders. The Committee will not consider self-nominated candidates.

     The Governance and Nominating Committee will consider and evaluate candidates submitted by stockholders on the basis of the same criteria as those used to consider and evaluate candidates submitted from other sources. These criteria include the candidate's relevant knowledge, experience, and expertise, the candidate's ability to carry out his or her duties in the best interests of the Fund and the candidate's ability to qualify as a disinterested Director. During the Fund's fiscal year ended in 2006, the Governance and Nominating Committee met 8 times.

     The function of the Fund's Fair Value Pricing Committee is to consider, in advance if possible, any fair valuation decision of the Adviser's Valuation Committee relating to a security held by the Fund made under unique or highly unusual circumstances not previously addressed by the Valuation Committee that would result in a change in the Fund's net asset value ("NAV") by more than $0.01 per share. During the Fund's fiscal year ended in 2006, the Fair Value Pricing Committee did not meet.

     The function of the Fund's Independent Directors Committee is to consider and take action on matters that the Board or Committee believes should be addressed in executive session of the disinterested Directors, such as review and approval of the Advisory and Stockholder Inquiry Agency Agreements. During the Fund's fiscal year ended in 2006, the Independent Directors Committee met 10 times.

     The Board has adopted a process for stockholders to send communications to the Board. To communicate with the Board or an individual Director of the Fund, a stockholder must send a written communication to the Fund's principal office at the address listed in the Notice of Annual Meeting of Stockholders accompanying this Proxy Statement, addressed to the Board or the individual Director. All stockholder communications received in accordance with this process will be forwarded to the Board or the individual Director to whom or to which the communication is addressed.

     The Fund does not pay any fees to, or reimburse expenses of, any Director during a time when the Director is considered an "interested person" of the Fund. The aggregate compensation paid by the Fund to the Directors during the Fund's fiscal year ended 2006, the aggregate compensation paid to the Directors during calendar year 2006 by all of the investment companies in the AllianceBernstein Fund Complex and the total number of investment companies in the AllianceBernstein Fund Complex as to which the Directors are a director or trustee and the number or investment portfolios as to which the Directors are directors or trustees, are set forth below. Neither the Fund nor any other investment company in the AllianceBernstein Fund Complex provides compensation in the form of pension or retirement benefits to any of its directors or trustees.

                                                                                        Number of
                                                                    Number of          Investment
                                                                   Investment          Portfolios
                                                                Companies in the       within the
                                                                AllianceBernstein   AllianceBernstein
                                              Compensation        Fund Complex,       Fund Complex,
                                                from the          including the       including the
                           Compensation     AllianceBernstein      Fund, as to         Fund, as to
                             from the         Fund Complex,         which the           which the
                            Fund during       including the       Director is a       Director is a
                          its Fiscal Year     Fund, during         Director or         Director or
Name of Director           ended in 2006          2006               Trustee             Trustee
-----------------------   ---------------   -----------------   -----------------   -----------------
David H. Dievler               $3,919           $225,125               39                  110

John H. Dobkin                 $4,275           $234,625               38                  109

Michael J. Downey              $3,909           $215,125               38                  109

William H. Foulk, Jr.          $7,500           $434,625               40                  111

D. James Guzy                  $2,941           $215,125               38                  109

Nancy P. Jacklin               $1,080           $112,625               38                  109

Marshall C. Turner, Jr.        $2,931           $214,625               38                  109

Earl D. Weiner*                    $0           $      0               38                  109

Marc O. Mayer                      $0           $      0               38                  109

----------
*    Mr. Weiner was elected as a Director of the Fund effective January 1, 2007.

     The Board unanimously recommends that the stockholders vote FOR each of the nominees to serve as a Director of the Fund. Approval of Proposal One requires the affirmative vote of a majority of the votes entitled to be cast.

                      PROXY VOTING and STOCKHOLDER MEETING

     All properly executed and timely received proxies will be voted at the Meeting in accordance with the instructions marked thereon or as otherwise provided therein. Accordingly, unless instructions to the contrary are marked, proxies from the holders of the common stock will be voted for the election of three Directors and proxies from Preferred Stockholders will be voted for the election of two Directors (Proposal One). Any stockholder may revoke that stockholder's proxy at any time prior to exercise thereof by giving written notice to the Secretary of the Fund at 1345 Avenue of the Americas, New York, New York 10105, by signing and delivering to the Secretary another proxy of a later date or by voting in person at the Meeting.

     Properly executed proxies may be returned with instructions to abstain from voting or to withhold authority to vote (an "abstention"). The approval of the Proposal requires an affirmative vote of the holders of a majority of the votes entitled to be cast. An abstention will be considered present for purposes of determining the existence of a quorum but will have the effect of a vote against the Proposal. If any proposal, other than Proposal One, properly comes before the Meeting, shares represented by proxies will be voted on all such proposals in the discretion of the person or persons holding the proxies.

     A quorum for the Meeting will consist of the presence in person or by proxy of the holders of a majority of the total outstanding shares of common stock and preferred stock of the Fund. In the event that a quorum is not present at the Meeting or, even if a quorum is so present, in the event that sufficient votes in favor of the positions recommended by the Board of Directors on the proposal described in the Proxy Statement are not timely received, the persons named as proxies may propose and vote for one or more adjournments of the Meeting, with no other notice than announcement at the Meeting, in order to permit further solicitation of proxies. Shares represented by proxies indicating a vote contrary to the position recommended by the Board of Directors on any proposal as to which the Meeting is proposed to be adjourned will be voted against adjournment of the Meeting.

     The Fund has engaged The Altman Group, 60 East 42nd Street, Suite 405, New York, New York 10165, to assist in soliciting proxies for the Meeting. The Fund will pay The Altman Group a fee of $1,500 for its services, plus reimbursement of out-of-pocket expenses.

                                OTHER INFORMATION

Officers of the Fund
--------------------

     Certain information concerning the Fund's officers is set forth below. The Fund's officers are elected annually by the Board of Directors until his or her successor is duly elected and qualifies.

Name, Address*                 Position(s) (Month and      Principal Occupation During
and Age                        Year First Elected)         Past 5 Years
----------------------------   -------------------------   ---------------------------
Marc O. Mayer                  President (11/03)           See biography above.
50

Philip L. Kirstein             Senior Vice President and   Senior Vice President and
62                             Independent Compliance      Independent Compliance
                               Officer (10/04)             Officer of the Alliance-
                                                           Bernstein Mutual Funds, with
                                                           which he has been associated
                                                           since October 2004. Prior
                                                           thereto, he was Of Counsel
                                                           to Kirkpatrick & Lockhart,
                                                           LLP from October 2003 to
                                                           October 2004, and General
                                                           Counsel of Merrill Lynch
                                                           Investment Managers, L.P.
                                                           since prior to 2002 until
                                                           March 2003.

Robert (Guy) B. Davidson III   Senior Vice President       Senior Vice President of
46                             (4/02)                      the Adviser**, with which he
                                                           has been associated since
                                                           prior to 2002.

Douglas J. Peebles             Senior Vice President       Executive Vice President of
42                             (6/04)                      the Adviser**, with which he
                                                           has been associated since
                                                           prior to 2002.

Jeffrey S. Phlegar             Senior Vice President       Executive Vice President of
41                             (6/04)                      the Adviser**, with which he
                                                           has been associated since
                                                           prior to 2002.

Michael G. Brooks              Vice President (10/05)      Senior Vice President of the
59                                                         Adviser**, with which he has
                                                           been associated since prior
                                                           to 2002.

Fred S. Cohen                  Vice President (10/05)      Senior Vice President of the
49                                                         Adviser**, with which he has
                                                           been associated since prior
                                                           to 2002.

Terrance T. Hults              Vice President (12/01)      Senior Vice President of the
41                                                         Adviser**, with which he has
                                                           been associated since prior
                                                           to 2002.

Joseph J. Mantineo             Treasurer and Chief         Senior Vice President of
48                             Financial Officer (8/06)    AllianceBernstein Investor
                                                           Services, Inc. ("ABIS")**,
                                                           with which he has been
                                                           associated since prior to
                                                           2002.

Thomas R. Manley               Controller (12/01)          Vice President of the
56                                                         Adviser**, with which he has
                                                           been associated since prior
                                                           to 2002.

Emilie D. Wrapp                Secretary (10/05)           Senior Vice President,
51                                                         Assistant General Counsel
                                                           and Assistant Secretary of
                                                           ABI**, with which she has
                                                           been associated since prior
                                                           to 2002.

----------
* The address for the Fund's officers is 1345 Avenue of the Americas, New York, New York 10105.
**   An affiliate of the Fund.

Stock Ownership
---------------

     As of the Record Date, the outstanding voting shares consisted of 28,656,079 shares of common stock, 1,950 shares of Auction Preferred Shares, Series T, and 3,150 shares of each of Auction Preferred Shares, Series M, Series W and Series Th. As of the Record Date, the Directors and officers of the Fund as a group owned less than 1% of the shares of the Fund. During the Fund's most recently completed fiscal year, the Fund's Directors as a group did not engage in the purchase or sale of more than 1% of any class of securities of the Adviser or of any of its parents or subsidiaries.

     As of August 9, 2007, First Trust Portfolios L.P., with an address of 1001 Warrenville Road, Lisle, Illinois 60532, was believed by management of the Fund to beneficially own an aggregate of 1,222,189 shares, or approximately 6.0%, of the outstanding common stock of the Fund.

Audit Committee Report
----------------------

     The following Audit Committee Report was adopted by the Audit Committee of the Fund.

     The Audit Committee operates pursuant to a written charter, a copy of which may be found on the Adviser's website, http://www.alliancebernstein.com (click on US Investors & Financial Advisors/Investor Solutions/Mutual Funds/Closed-End). The purposes of the Audit Committee are to (1) assist the Board of Directors in its oversight of (i) the integrity of the Fund's financial statements and the independent audit thereof; (ii) the Fund's compliance with legal and regulatory requirements; (iii) the independent registered public accounting firm's independence, qualifications and performance; and (iv) the Fund's compliance with applicable laws by receiving reports from counsel who believe they have credible evidence of a material violation of law by the Fund or by someone owing a fiduciary or other duty to the Fund; and (2) to prepare this report. As set forth in the Audit Committee Charter, management of the Fund is responsible for the preparation, presentation and integrity of the Fund's financial statements, the Fund's accounting and financial reporting principles and internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. The independent registered public accounting firm is responsible for auditing the Fund's financial statements and expressing an opinion as to their conformity with generally accepted accounting principles.

     In the performance of its oversight function, the Audit Committee has considered and discussed the audited financial statements with management and the independent registered public accounting firm of the Fund. The Audit Committee has also discussed with the independent registered public accounting firm the matters required to be discussed by Statement on Auditing Standards No. 61, Communication with Audit Committees, as currently in effect. The Audit Committee has also considered whether the provision of any non-audit services not pre-approved by the Audit Committee provided by the Fund's independent registered public accounting firm to the Adviser and to any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund is compatible with maintaining the independent registered public accounting firm's independence. Finally, the Audit Committee has received the written disclosures and the letter from the independent registered public accounting firm required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, as currently in effect, and has discussed the independent registered public accounting firm's independence with such firm.

     The members of the Fund's Audit Committee are not full-time employees of the Fund and are not performing the functions of auditors or accountants. As such, it is not the duty or responsibility of the Audit Committee or its members to conduct "field work" or other types of auditing or accounting reviews or procedures or to set auditor independence standards. Members of the Audit Committee necessarily rely on the information provided to them by management and the independent registered public accounting firm. Accordingly, the Audit Committee's considerations and discussions referred to above do not assure that the audit of the Fund's financial statements has been carried out in accordance with generally accepted auditing standards, that the financial statements are presented in accordance with generally accepted accounting principles or that the Fund's independent registered public accounting firm is in fact "independent".

     Based upon the reports and discussions described in this report, and subject to the limitations on the role and responsibilities of the Audit Committee referred to above and in the Audit Committee Charter, the Audit Committee recommended to the Board of Directors of the Fund that the audited financial statements of the Fund be included in the Fund's annual report to stockholders for the most recent fiscal year.

     Submitted by the Audit Committee of the Fund's Board of Directors:

David H. Dievler                                       D. James Guzy
John H. Dobkin                                         Nancy P. Jacklin
Michael J. Downey                                      Marshall C. Turner, Jr.
William H. Foulk, Jr.                                  Earl D. Weiner*

----------
* Mr. Weiner was not a member of the Audit Committee of the Fund at the time such Audit Committee recommended the inclusion of the Fund's annual financial statements in the Fund's stockholder report for the Fund's most recent fiscal year.

Approval of Independent Registered Public Accounting Firm by the Board
----------------------------------------------------------------------

     The Audit Committee of the Fund is responsible for the appointment, compensation, retention and oversight of the work of the Fund's independent registered public accounting firm. In addition, the Board of the Fund approved the independent registered public accounting firm of the Fund as required by the 1940 Act on the date specified below. The Board of Directors of the Fund at a meeting held on May 1, 2007 approved by the vote, cast in person, of a majority of the Directors who are not "interested persons" of the Fund, Ernst & Young LLP, independent registered public accounting firm to audit the Fund's accounts for the fiscal year ending October 31, 2007.

     Ernst & Young LLP has audited the Fund's accounts since the Fund's commencement of operations and has represented that it does not have any direct financial interest or any material indirect financial interest in the Fund. Representatives of Ernst & Young LLP are expected to attend the Meeting, to have the opportunity to make a statement and to respond to appropriate questions from the stockholders.

Independent Registered Public Accounting Firm's Fees

     The following table sets forth the aggregate fees billed by the independent registered public accounting firm for the Fund's last two fiscal years for professional services rendered for: (i) the audit of the Fund's annual financial statements included in the Fund's annual reports to stockholders; (ii) assurance and related services that are reasonably related to the performance of the audit of the Fund's financial statements and are not reported under (i), which include advice and education on accounting and auditing issues and quarterly press release reviews; (iii) tax compliance, tax advice and tax return preparation; and (iv) aggregate non-audit services provided to the Fund, the Fund's Adviser and entities that control, are controlled by or under common control with the Adviser that provide ongoing services to the Fund ("Service Affiliates"), which include conducting an annual internal control report pursuant to Statement on Auditing Standards No. 70. No other services were provided by the independent registered public accounting firm to the Fund during this period.

                                                                  All Fees for
                                                                   Non-Audit
                                                                   Services
                                                     All Other    Provided to
                                                     Fees for      the Fund,
                                                     Services     the Adviser
                             Audit                   Provided     and Service
             Audit Fees   Related Fees   Tax Fees   to the Fund    Affiliates
             ----------   ------------   --------   -----------   ------------

      2005   $   48,000   $      9,180   $ 12,473   $         0    $   902,946
      2006   $   50,000   $     15,750   $ 12,825   $         0    $ 1,040,619

     Beginning with audit and non-audit service contracts entered into on or after May 6, 2003, the Fund's Audit Committee policies and procedures require the pre-approval of all audit and non-audit services provided to the Fund by the Fund's independent registered public accounting firm. The Fund's Audit Committee policies and procedures also require pre-approval of all audit and non-audit services provided to the Adviser and Service Affiliates to the extent that these services are directly related to the operations or financial reporting of the Fund. Accordingly, all of the amounts in the table for Audit Fees, Audit Related Fees and Tax Fees for 2006 are for services pre-approved by the Fund's Audit Committee. The amounts of the Fees for Non-Audit Services provided to the Fund, the Adviser and Service Affiliates in the table for the Fund that were subject to pre-approval by the Audit Committee for 2006 were $28,575 (comprising $15,750 of audit related fees and $12,825 of tax fees). The Audit Committee of the Fund has considered whether the provision of any non-audit services not pre-approved by the Audit Committee provided by the Fund's independent registered public accounting firm to the Adviser and Service Affiliates is compatible with maintaining the independent registered public accounting firm's independence.

                          INFORMATION AS TO THE FUND'S
                      INVESTMENT ADVISER AND ADMINISTRATOR

     The Fund's investment adviser and administrator is AllianceBernstein L.P., with principal offices at 1345 Avenue of the Americas, New York, New York 10105.

                                  OTHER MATTERS

     Management of the Fund does not know of any matters properly to be presented at the Meeting other than those mentioned in this Proxy Statement. If any other matters properly come before the Meeting, the shares represented by proxies will be voted with respect thereto in the discretion of the person or persons voting the proxies.

       SUBMISSION OF PROPOSALS FOR THE NEXT ANNUAL MEETING OF STOCKHOLDERS

     Proposals of stockholders intended to be presented at the next annual meeting of stockholders of the Fund (the "2008 Annual Meeting of Stockholders") must be received by the Fund by May 3, 2008 for inclusion in the Fund's proxy statement and proxy card relating to that meeting. The submission by a stockholder of a proposal for inclusion in the proxy statement does not guarantee that it will be included. In addition, stockholder proposals are subject to certain requirements under the federal securities laws and the Maryland General Corporation Law and must be submitted in accordance with the Fund's Bylaws. To be presented at the 2008 Annual Meeting of Stockholders, a stockholder proposal that is not otherwise includable in the proxy statement for the 2008 Annual Meeting of Stockholders must be delivered by a stockholder of record to the Fund no sooner than April 3, 2008 and no later than May 3, 2008. If the date of the 2008 Annual Meeting of Stockholders is advanced or delayed by more than 30 days from the first anniversary of the date of this year's Annual Meeting, a stockholder proposal must be submitted within ten days of the date of the public announcement of the rescheduled 2008 Annual Meeting of Stockholders.

     The persons named as proxies for the 2008 Annual Meeting of Stockholders will, with respect to the proxies in effect at the meeting, have discretionary authority to vote on any matter presented by a stockholder for action at that meeting unless the Fund receives notice of the matter no sooner than April 3, 2008 and no later than May 3, 2008. If the Fund receives such timely notice, these persons will not have this authority except as provided in the applicable rules of the U.S. Securities and Exchange Commission.

                             REPORTS TO STOCKHOLDERS

     The Fund will furnish each person to whom this Proxy Statement is delivered with a copy of the Fund's latest annual report to stockholders and its subsequent semi-annual report to stockholders, if any, upon request and without charge. To request a copy, please call AllianceBernstein Investments, Inc. at
(800) 227-4618.

                                        By Order of the Board of Directors,


                                        Marc O. Mayer
                                        President

August 31, 2007
New York, New York

TABLE OF CONTENTS

                                                                            Page

Introduction................................................................   1

Proposal One: Election of Directors.........................................   2

Proxy Voting and Stockholder Meeting........................................   9

Information as to the Fund's Investment Adviser and Administrator...........  16

Other Matters...............................................................  16

Submission of Proposals for the Next Annual Meeting of Stockholders.........  16

Reports to Stockholders.....................................................  17


             AllianceBernstein National Municipal Income Fund, Inc.

--------------------------------------------------------------------------------

                                     [LOGO]
                               AllianceBernstein
                                  Investments

--------------------------------------------------------------------------------

NOTICE OF ANNUAL MEETING
OF STOCKHOLDERS AND
PROXY STATEMENT

August 31, 2007

[COMMON STOCK PROXY CARD (VERSION SENT TO BROKERS ONLY)]

FORM OF                                                                 FORM OF
COMMON STOCK PROXY                                           COMMON STOCK PROXY

             ALLIANCEBERNSTEIN NATIONAL MUNICIPAL INCOME FUND, INC.

                 PROXY IN CONNECTION WITH THE ANNUAL MEETING OF
                   STOCKHOLDERS TO BE HELD ON OCTOBER 26, 2007

                 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD
                         OF DIRECTORS OF THE CORPORATION

     The undersigned stockholder of AllianceBernstein National Municipal Income Fund, Inc., a Maryland corporation (the "Corporation"), hereby appoints Carol H. Rappa and Christina A. Morse, or either of them, as proxies for the undersigned, with full power of substitution in each of them, to attend the Annual Meeting of Stockholders of the Corporation (the "Annual Meeting") to be held at 3:00 p.m., Eastern Time, on October 26, 2007 at the offices of the Corporation, 1345 Avenue of the Americas, 8th Floor, New York, New York 10105, and any postponement or adjournment thereof, to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at the Annual Meeting and otherwise to represent the undersigned with all powers possessed by the undersigned if personally present at such Annual Meeting. The undersigned hereby acknowledges receipt of the Notice of Meeting and accompanying Proxy Statement and revokes any proxy heretofore given with respect to such Annual Meeting.

     The Board of Directors knows of no reason why any of the nominees for the Board of Directors would be unable to serve, but in the event any nominee is unable to serve or for good cause will not serve, the proxies received indicating a vote in favor of such nominee will be voted for a substitute nominee as the Board of Directors may recommend.

     IF THIS PROXY IS PROPERLY EXECUTED, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST AS INSTRUCTED ON THE REVERSE SIDE HEREOF. IF THIS PROXY IS PROPERLY EXECUTED BUT NO INSTRUCTION IS GIVEN, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST "FOR" THE ELECTION OF THE NOMINEES REFERRED TO IN PROPOSAL ONE AS DIRECTORS AND IN THE DISCRETION OF THE PROXY HOLDER(S) ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING OR ANY ADJOURNMENT OR POSTPONEMENT THEREOF.

                     Please refer to the Proxy Statement for
                          a discussion of the Proposal.

     PLEASE VOTE, DATE, AND SIGN ON THE REVERSE SIDE AND RETURN THE PROXY CARD PROMPTLY; YOU MAY USE THE ENCLOSED ENVELOPE.

             ALLIANCEBERNSTEIN NATIONAL MUNICIPAL INCOME FUND, INC.

Common Stock

Annual Meeting Proxy Card

A Proposals - The Board of Directors urges you to vote FOR Class One nominee listed (Term expires 2010) and FOR Class Three nominee listed (Term expires
2009).

1.   Election of Directors:

     01 - Nancy P. Jacklin (Class I)
     02 - Earl D. Weiner (Class III)

|_|  Mark here to vote FOR all nominees
                       ---

|_|  Mark here to WITHHOLD vote from all nominees
                  --------

|_| For all EXCEPT - To withhold a vote for one or more nominees, mark the box to the left and the corresponding numbered box(es) to the right. |_| 01 |_| 02

2. To vote and otherwise represent the undersigned on any other matters that may properly come before the annual meeting or any postponement or adjournment thereof, in the discretion of the proxy holder(s).

B Authorized Signatures - This section must be completed for your vote to be counted. - Date and Sign Below

Please sign exactly as name(s) appear hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title.

Date (mm/dd/yyyy) - Please print date below.


|___________________________________________________|
Signature 1 - Please keep signature within the box.


|___________________________________________________|
Signature 2 - Please keep signature within the box.


|___________________________________________________|

[COMMON STOCK PROXY CARD (VERSION SENT TO NON-BROKERS ONLY)]

FORM OF                                                                  FORM OF
COMMON STOCK PROXY                                            COMMON STOCK PROXY

             ALLIANCEBERNSTEIN NATIONAL MUNICIPAL INCOME FUND, INC.

                 PROXY IN CONNECTION WITH THE ANNUAL MEETING OF
                   STOCKHOLDERS TO BE HELD ON OCTOBER 26, 2007

                 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD
                         OF DIRECTORS OF THE CORPORATION

     The undersigned stockholder of AllianceBernstein National Municipal Income Fund, Inc., a Maryland corporation (the "Corporation"), hereby appoints Carol H. Rappa and Christina A. Morse, or either of them, as proxies for the undersigned, with full power of substitution in each of them, to attend the Annual Meeting of Stockholders of the Corporation (the "Annual Meeting") to be held at 3:00 p.m., Eastern Time, on October 26, 2007 at the offices of the Corporation, 1345 Avenue of the Americas, 8th Floor, New York, New York 10105, and any postponement or adjournment thereof, to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at the Annual Meeting and otherwise to represent the undersigned with all powers possessed by the undersigned if personally present at such Annual Meeting. The undersigned hereby acknowledges receipt of the Notice of Meeting and accompanying Proxy Statement and revokes any proxy heretofore given with respect to such Annual Meeting.

     The Board of Directors knows of no reason why any of the nominees for the Board of Directors would be unable to serve, but in the event any nominee is unable to serve or for good cause will not serve, the proxies received indicating a vote in favor of such nominee will be voted for a substitute nominee as the Board of Directors may recommend.

     IF THIS PROXY IS PROPERLY EXECUTED, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST AS INSTRUCTED ON THE REVERSE SIDE HEREOF. IF THIS PROXY IS PROPERLY EXECUTED BUT NO INSTRUCTION IS GIVEN, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST "FOR" THE ELECTION OF THE NOMINEES REFERRED TO IN PROPOSAL ONE AS DIRECTORS AND IN THE DISCRETION OF THE PROXY HOLDER(S) ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING OR ANY ADJOURNMENT OR POSTPONEMENT THEREOF.

                     Please refer to the Proxy Statement for
                          a discussion of the Proposal.

               PLEASE VOTE, DATE, AND SIGN ON THE REVERSE SIDE AND
       RETURN THE PROXY CARD PROMPTLY; YOU MAY USE THE ENCLOSED ENVELOPE.

             ALLIANCEBERNSTEIN NATIONAL MUNICIPAL INCOME FUND, INC.

Common Stock

Annual Meeting Proxy Card

A Proposals - The Board of Directors urges you to vote FOR Class One nominee listed (Term expires 2010) and FOR Class Three nominee listed (Term expires
2009).

1.   Election of Directors:

     01 - Nancy P. Jacklin (Class I)
     02 - Earl D. Weiner (Class III)

|_|  Mark here to vote FOR all nominees

|_|  Mark here to WITHHOLD vote from all nominees


|_| For all EXCEPT - To withhold a vote for one or more nominees, mark the box to the left and the corresponding numbered box(es) to the right. |_| 01 |_| 02

2. To vote and otherwise represent the undersigned on any other matters that may properly come before the annual meeting or any postponement or adjournment thereof, in the discretion of the proxy holder(s).

B Non-Voting Items

Change of Address - Please print new address below.

-------------------

-------------------

-------------------

Comments - Please print your comments below.

-------------------

-------------------

-------------------

C Authorized Signatures - This section must be completed for your vote to be counted. - Date and Sign below.

Please sign exactly as name(s) appear hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title.

Date (mm/dd/yyyy) - Please print date below.

|___________________________________________________|
Signature 1 - Please keep signature within the box.


|___________________________________________________|
Signature 2 - Please keep signature within the box.


|___________________________________________________|

FORM OF                                                                  FORM OF
PREFERRED STOCK PROXY                                      PREFERRED STOCK PROXY

             ALLIANCEBERNSTEIN NATIONAL MUNICIPAL INCOME FUND, INC.

                 PROXY IN CONNECTION WITH THE ANNUAL MEETING OF
                   STOCKHOLDERS TO BE HELD ON OCTOBER 26, 2007

                 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD
                         OF DIRECTORS OF THE CORPORATION

     The undersigned stockholder of AllianceBernstein National Municipal Income Fund, Inc., a Maryland corporation (the "Corporation"), hereby appoints Carol H. Rappa and Christina A. Morse, or either of them, as proxies for the undersigned, with full power of substitution in each of them, to attend the Annual Meeting of Stockholders of the Corporation (the "Annual Meeting") to be held at 3:00 p.m., Eastern Time, on October 26, 2007 at the offices of the Corporation, 1345 Avenue of the Americas, 8th Floor, New York, New York 10105, and any postponement or adjournment thereof, to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at the Annual Meeting and otherwise to represent the undersigned with all powers possessed by the undersigned if personally present at such Annual Meeting. The undersigned hereby acknowledges receipt of the Notice of Meeting and accompanying Proxy Statement and revokes any proxy heretofore given with respect to such Annual Meeting.

     The Board of Directors knows of no reason why any of the nominees for the Board of Directors would be unable to serve, but in the event any nominee is unable to serve or for good cause will not serve, the proxies received indicating a vote in favor of such nominee will be voted for a substitute nominee as the Board of Directors may recommend.

     IF THIS PROXY IS PROPERLY EXECUTED, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST AS INSTRUCTED ON THE REVERSE SIDE HEREOF. IF THIS PROXY IS PROPERLY EXECUTED BUT NO INSTRUCTION IS GIVEN, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST "FOR" THE ELECTION OF THE NOMINEES REFERRED TO IN PROPOSAL ONE AS DIRECTORS AND IN THE DISCRETION OF THE PROXY HOLDER(S) ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING OR ANY ADJOURNMENT OR POSTPONEMENT THEREOF.

                     Please refer to the Proxy Statement for
                          a discussion of the Proposal.

               PLEASE VOTE, DATE, AND SIGN ON THE REVERSE SIDE AND
       RETURN THE PROXY CARD PROMPTLY; YOU MAY USE THE ENCLOSED ENVELOPE.

             ALLIANCEBERNSTEIN NATIONAL MUNICIPAL INCOME FUND, INC.

Preferred Stock

Annual Meeting Proxy Card

A Proposals - The Board of Directors urges you to vote FOR Class One nominees listed (Terms expire 2010) and FOR Class Three nominee listed (Term expires
2009).

1.   Election of Directors:

     01 - John H. Dobkin (Class I)
     02 - Michael J. Downey (Class I)
     03 - Nancy P. Jacklin (Class I)
     04 - Earl D. Weiner (Class III)

|_|  Mark here to vote FOR all nominees

|_|  Mark here to WITHHOLD vote from all nominees

|_| For all EXCEPT - To withhold a vote for one or more nominees, mark the box to the left and the corresponding numbered box(es) to the right. |_| 01 |_| 02 |_| 03 |_| 04

2. To vote and otherwise represent the undersigned on any other matters that may properly come before the annual meeting or any postponement or adjournment thereof, in the discretion of the proxy holder(s).

B Non-Voting Items

Change of Address - Please print new address below.

-------------------

-------------------

-------------------

Comments - Please print your comments below.

-------------------

-------------------

-------------------

C Authorized Signatures - This section must be completed for your vote to be counted. - Date and Sign below.

Please sign exactly as name(s) appear hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title.

Date (mm/dd/yyyy) - Please print date below.

|___________________________________________________|
Signature 1 - Please keep signature within the box.


|___________________________________________________|
Signature 2 - Please keep signature within the box.


|___________________________________________________|